UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21190
                                                     ---------

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        731 Lexington Avenue, 25th Floor
                               New York, NY 10022
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Millie Kim, Esq.
                      Citigroup Alternative Investments LLC
                        731 Lexington Avenue, 28th Floor
                               New York, NY 10022
                     ---------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 559-4999
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2008
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                                  ANNUAL REPORT

                                 MARCH 31, 2008

                                           ANNUAL LETTER TO INVESTORS - MAY 2008



CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE
FUND PORTFOLIOS LLC - SERIES G
("MULTI-ADVISER-G" OR THE "PORTFOLIO")
--------------------------------------------------------------------------------

SUMMARY AND OUTLOOK
--------------------------------------------------------------------------------
Multi-Adviser-G was up 14.03% for calendar year 2007. As further described below, please find a summary of results for the Portfolio's hedge fund strategy groups for the year, as well as our outlook going forward.

Hedge funds as a group finished the year in line with the expectations set back at the end of 2006. Based on the Hedge Fund Research, Inc. (HFRI) Fund Weighted Composite Index hedge funds delivered returns of 9.97% for 2007, the HFRI Fund of Funds Composite Index finished ahead by 10.25%. More importantly, a diversified portfolio of hedge funds delivered this return stream with modest mid single digit volatility and attractive correlation characteristics versus the broader stock and bond market indices. Each of these hedge fund measures outperformed the equity and fixed income markets, equities as measured by the S&P 500 were up 5.49% and fixed income measured by the Lehman Aggregated Bond index finished up 6.96%. The high yield market after advancing in the first half of the year lost ground as the sub-prime credit crisis began to spill over into the corporate market. High yield was up 2.09%, based on the Bear Stearns High Yield composite. The largest advances for the year were experienced in the commodity markets where energy, metals and many soft commodities moved sharply higher, the Goldman Sachs Commodity index up 32.67% for the year. In 2008, there are many obstacles facing the markets, which we believe will prove a challenge for both traditional and hedge fund managers.

While we believe investing, whether in traditional asset classes or in hedge funds, is a continual process and not one confined to specific blocks of time, such as a year, the question remains the same: "What are the expectations for the remainder of the year"? Our current forward-looking outlook for the returns of a diversified pool of hedge funds is modestly lower than the levels we were looking for at the start of 2008. Inevitably, the environment will continue to change and the market will be faced with surprises, and, in fact, the challenges facing the markets today are greater than they have been for some time. There are many obstacles facing the markets which we believe will prove a challenge for both traditional and hedge fund managers, however with this uncertainty and volatility comes opportunity and good hedge fund managers should be able to take advantage of the environment we see on the horizon.

The Hedge Fund Management Group, the external hedge fund business of Citi Alternative Investments, breaks the universe of hedge fund strategies down into four categories: Directional Equity, Directional Macro, Event Driven and Relative Value Arbitrage, with each of these categories divided into a number of specific sub-strategies. The expectations for returns associated with this diverse universe of strategies varies significantly, and the dispersion of returns associated with the actual performance of individual managers comprising each sub-strategy remains very high. We believe strongly that manager selection will be more important in 2008 than it was in 2007, and 2007 was a year in which it was about having capital deployed with the right managers. Having the right managers may add greater value than the actual strategy allocations.

Overall, the outlook for Directional Equity remains constructive with a particular focus on managers that utilize fundamental stock selection and proprietary research for identifying long and short ideas. Equity managers with a clear edge in alpha generation and generally more flexibility in adjusting their net exposure we believe should be favored over those with longer net exposure and higher betas. While we would maintain allocations to this sector, investors should expect to see higher volatility as we anticipate increased equity market volatility in the face of uncertainty on the strength of the US economy, direction of interest rates and the outlook for inflation. In addition, the market will need to focus on possible changes in government policies as the presidential election process heats up. We also believe there are interesting opportunities in both the international developed as well as in the emerging markets.

The outlook for Directional Macro is neutral with a positive leaning tilt. Managers in this sector have seen an improvement in the opportunity set over the last several quarters. More importantly the equity tilt that many macro managers had in 2007 has been reduced and therefore the diversification benefit of holding macro funds has increased. We believe managers that utilize higher frequency trading strategies and both fundamental and technical factors in their decision process should be favored. In addition, these managers should be able to benefit from increased activity in the interest rate, currency and commodity markets. One should remember managers in this space tend to be just as comfortable trading from a long bias as they are from a short one; additionally, many will trade spread positions. Macro managers, especially those in the systematic space, continue to deliver returns that offer beneficial correlation characteristics for portfolios of both traditional stock and bond holdings, as well as portfolios of other hedge fund strategies. In general as the trades these managers are exposed to have extended, several have reduced the amount of risk they are taking. It is important to note that this could change quickly in this specific sector.

Event Driven strategies are positioned with a neutral bias. Given the current and anticipated stress in the credit markets the environment looks less favorable for event driven equity managers. Many financial buyers have been sidelined and the ability for companies to leverage their balance sheets has diminished. That said, we anticipate an increase in strategic acquisitions and mergers. As a result, focus on event driven equity managers that have operating experience and can initiate and drive strategic deals, as well as merger focused managers that can take advantage of strategic opportunities. Within the merger space, managers with a global focus or an ability to execute cross border deals we believe should be favored. Event driven credit managers should offer interesting opportunities especially in the second half of the year. In fact, as the year unfolds, we anticipate the current stress in credit markets

--------------------------------------------------------------------------------
  INVESTMENT PRODUCTS: o NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------



CITI ALTERNATIVE INVESTMENTS                                         [CITI LOGO)

                                           ANNUAL LETTER TO INVESTORS - MAY 2008


CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE
FUND PORTFOLIOS LLC - SERIES G
("MULTI-ADVISER-G" OR THE "PORTFOLIO")
--------------------------------------------------------------------------------

and dislocation in the structured finance markets to provide attractive return prospects. Keep in mind the best returns from this space may not be achieved until 2009 or 2010. Within the credit sector, managers that focus on the loan markets look very interesting. Based on current loan prices and the senior secured nature and maturity profile of these securities, it is not unreasonable to expect managers that have the ability to perform solid credit work to be able to achieve favorable returns on a non-leveraged basis. On a risk adjusted basis, this part of the credit sector would appear to offer better value than most equity-focused strategies. As the opportunity in the credit space unfolds, we would begin with managers that are focused higher up in the capital structure and only venture down the capital structure later in the year or in early 2009. Patience should be rewarded in this sector.

For the Relative Value category, we maintain a negative bias as many of the trading strategies in this group require managers to leverage spreads. As a result, one is exposed to increased liquidity risk and a fair amount of the short tail risk, which is associated with the convergence trades often utilized within the strategy group. In this sector we would utilize market neutral equity managers, especially those that focus on fundamental factors. We believe the current environment for the equity markets will create significant dispersion between pairs of stocks and the ability to capture this dispersion without taking on directional market exposure will be beneficial to managers that concentrate on these strategies. In particular we favor managers focused on specific sectors such as technology and health care. As the year progresses, we anticipate opportunities to emerge in the convertible arbitrage sector. This sector has been largely uninteresting but with recent events impacting the capital markets this space is once again showing some signs of coming back to life. In addition, we believe some exposure to managers in the prime mortgage sector look interesting; however manager selection here will be critical as will focusing on the details of how the managers build and manage their portfolios. If one is cautious there are opportunities to take advantage of the dislocations that have occurred in the mortgage market.

Based on the outlook for expected returns and volatility coupled with the attractive correlation benefits of the asset class, we believe a diversified portfolio of hedge fund strategies remains an attractive way to diversify and potentially add value to a balanced portfolio.


RAYMOND NOLTE

CITIGROUP ALTERNATIVE INVESTMENTS LLC
(INVESTMENT ADVISER)

IMPORTANT INFORMATION
--------------------------------------------------------------------------------

AS FURTHER DESCRIBED IN THE OFFERING DOCUMENTS, AN INVESTMENT IN ALTERNATIVE INVESTMENTS CAN BE SPECULATIVE AND NOT SUITABLE FOR ALL INVESTORS. INVESTING IN ALTERNATIVE INVESTMENTS IS ONLY INTENDED FOR EXPERIENCED AND SOPHISTICATED INVESTORS WHO ARE WILLING TO BEAR THE HIGH ECONOMIC RISKS ASSOCIATED WITH SUCH AN INVESTMENT. INVESTORS SHOULD CAREFULLY REVIEW AND CONSIDER POTENTIAL RISKS BEFORE INVESTING. CERTAIN OF THESE RISKS MAY INCLUDE:

o LOSS OF ALL OR A SUBSTANTIAL PORTION OF THE INVESTMENT DUE TO LEVERAGING, SHORT-SELLING, OR OTHER SPECULATIVE PRACTICES;
o LACK OF LIQUIDITY IN THAT THERE MAY BE NO SECONDARY MARKET FOR THE FUND AND NONE IS EXPECTED TO DEVELOP;
o    VOLATILITY OF RETURNS;
o    RESTRICTIONS ON TRANSFERRING INTERESTS IN THE FUND;
o POTENTIAL LACK OF DIVERSIFICATION AND RESULTING HIGHER RISK DUE TO CONCENTRATION OF TRADING AUTHORITY WHEN A SINGLE ADVISOR IS UTILIZED;
o    ABSENCE OF INFORMATION REGARDING VALUATIONS AND PRICING;
o    COMPLEX TAX STRUCTURES AND DELAYS IN TAX REPORTING;
o    LESS REGULATION AND HIGHER FEES THAN MUTUAL FUNDS; AND
o    ADVISOR RISK.

INDIVIDUAL FUNDS WILL HAVE SPECIFIC RISKS RELATED TO THEIR INVESTMENT PROGRAMS THAT WILL VARY FROM FUND TO FUND.

THE OPINIONS EXPRESSED HEREIN OR IN THE FUND'S OFFERING DOCUMENTS MAY DIFFER FROM OPINIONS EXPRESSED BY CITIGROUP OR ANY OF ITS AFFILIATES OR BUSINESSES, AND ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS OR A GUARANTEE OF FUTURE RESULTS. SEE "CERTAIN RISK FACTORS" IN THE CONFIDENTIAL MEMORANDUM.

SHARES OF CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC INVOLVE SIGNIFICANT RISKS, ARE A SPECULATIVE INVESTMENT NOT SUITABLE FOR ALL INVESTORS, SHOULD COMPRISE ONLY A PORTION OF ANY INVESTOR'S TOTAL PORTFOLIO, AND SHOULD BE REGARDED AS A LONG-TERM INVESTMENT.

OPINIONS EXPRESSED IN THIS REPORT ARE INTENDED SOLELY AS GENERAL MARKET COMMENTARY AND DO NOT CONSTITUTE INVESTMENT ADVICE OR A GUARANTEE OF RETURNS.




CITI ALTERNATIVE INVESTMENTS                                         [CITI LOGO)

                                           ANNUAL LETTER TO INVESTORS - MAY 2008


CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE
FUND PORTFOLIOS LLC - SERIES G
("MULTI-ADVISER-G" OR THE "PORTFOLIO")
--------------------------------------------------------------------------------

INFORMATION CONTAINED IN THIS REPORT IS SUBJECT TO CERTAIN CONFIDENTIALITY REQUIREMENTS IMPOSED ON THE PORTFOLIO. ACCORDINGLY, EACH OF THE PORTFOLIO'S INVESTORS MUST MAINTAIN THE CONFIDENTIALITY OF ALL INFORMATION CONTAINED HEREIN AND MAY ONLY USE THIS REPORT IN FURTHERANCE OF THEIR INTERESTS AS AN INVESTOR IN THE PORTFOLIO.

THIS DOCUMENT IS OFFERED FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO SELL ANY SECURITIES. AN OFFER OR SOLICITATION WILL BE MADE ONLY THROUGH THE PROSPECTUS, LIMITED LIABILITY COMPANY AGREEMENT AND SUBSCRIPTION AGREEMENT AND IS QUALIFIED IN ITS ENTIRETY BY THE TERMS AND CONDITIONS CONTAINED IN SUCH DOCUMENTS. THE PROSPECTUS CONTAINS ADDITIONAL INFORMATION NEEDED TO EVALUATE THE INVESTMENT AND PROVIDES IMPORTANT DISCLOSURES REGARDING RISKS, FEES AND EXPENSES. BEFORE MAKING AN INVESTMENT, POTENTIAL INVESTORS SHOULD CAREFULLY READ THE PROSPECTUS, LIMITED LIABILITY COMPANY AGREEMENT, AND SUBSCRIPTION AGREEMENT AND CONSULT THEIR PROFESSIONAL ADVISOR.

PLEASE NOTE THAT INVESTING IN CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC IS NOT SUITABLE FOR ALL CLIENTS. THIS INVESTMENT IS ILLIQUID AND IS NOT LISTED ON ANY EXCHANGE AND SHOULD BE REGARDED AS FIXED AND LONG TERM. IT IS INTENDED FOR EXPERIENCED AND SOPHISTICATED INVESTORS WHO ARE WILLING TO BEAR THE ECONOMIC RISKS OF THE INVESTMENT, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

CITIGROUP ALTERNATIVE INVESTMENTS LLC IS NOT ACTING AS THE ADVISOR OR AGENT FOR CLIENTS PURCHASING SHARES, AND THUS CLIENTS CANNOT RELY ON CITIGROUP ALTERNATIVE INVESTMENTS LLC IN CONNECTION WITH THEIR DECISION TO MAKE THIS INVESTMENT. THIS DOCUMENT IS PRESENTED TO CLIENTS BASED ON THE UNDERSTANDING THAT EACH CLIENT HAS SUFFICIENT KNOWLEDGE, EXPERIENCE AND PROFESSIONAL ADVICE TO MAKE ITS OWN EVALUATION OF THE MERITS AND RISKS OF THIS INVESTMENT.

SHARES OF THE SERIES ARE BEING OFFERED IN THE U.S. BY SMITH BARNEY, WHICH IS A DIVISION AND SERVICE MARK OF CITIGROUP GLOBAL MARKETS INC., MEMBER NASD/SIPC, AND OTHER AUTHORIZED PLACEMENT AGENTS.

THIS INFORMATION IS CONFIDENTIAL AND INTENDED SOLELY FOR USE BY CITIGROUP ALTERNATIVE INVESTMENTS LLC AND ITS AFFILIATES WITH ITS CLIENTS AND THEIR ADVISERS. IT IS NOT TO BE REPRODUCED OR DISTRIBUTED EXCEPT WITH THE PERMISSION OF CITIGROUP ALTERNATIVE INVESTMENTS LLC.

THE THIRD PARTY INFORMATION USED IN THIS DOCUMENT HAS BEEN OBTAINED FROM VARIOUS PUBLISHED AND UNPUBLISHED SOURCES CONSIDERED TO BE RELIABLE. HOWEVER, CITIGROUP INC. AND ITS AFFILIATES AND SUBSIDIARIES ("CITIGROUP") CANNOT GUARANTEE ITS ACCURACY OR COMPLETENESS AND THUS DO NOT ACCEPT LIABILITY FOR ANY DIRECT OR CONSEQUENTIAL LOSSES ARISING FROM ITS USE. IN ADDITION, CITIGROUP CAN ACCEPT NO RESPONSIBILITY FOR THE TAX TREATMENT OF ANY INVESTMENT PRODUCT, WHETHER OR NOT THE INVESTMENT IS PURCHASED BY A TRUST OR COMPANY ADMINISTERED BY AN AFFILIATE OF CITIGROUP. CITIGROUP ASSUMES THAT, BEFORE MAKING ANY COMMITMENT TO INVEST, THE INVESTOR (AND WHERE APPLICABLE, ITS BENEFICIAL OWNERS) HAVE TAKEN WHATEVER TAX, LEGAL OR OTHER ADVICE THE INVESTOR/BENEFICIAL OWNERS CONSIDER NECESSARY AND HAVE ARRANGED TO ACCOUNT FOR ANY TAX LAWFULLY DUE ON THE INCOME OR GAINS ARISING FROM ANY INVESTMENT PRODUCT PROVIDED BY CITIGROUP. AT ANY TIME, CITIGROUP OR ITS EMPLOYEES MAY HAVE A POSITION, SUBJECT TO CHANGE, IN ANY SECURITIES OR INSTRUMENTS REFERRED TO, OR PROVIDE SERVICES TO THE ISSUERS OF THOSE SECURITIES OR INSTRUMENTS. CITIGROUP ALTERNATIVE INVESTMENTS LLC IS AN INDIRECTLY WHOLLY OWNED SUBSIDIARY OF CITIGROUP, AND SOME OR ALL OF THE PLACEMENT AGENTS AND THE ADMINISTRATOR ARE ALSO AFFILIATES OF CITIGROUP AND CITIGROUP ALTERNATIVE INVESTMENTS LLC. IN ADDITION, AS A DIVERSIFIED GLOBAL FINANCIAL SERVICES FIRM, CITIGROUP (INCLUDING FOR PURPOSES OF THIS DISCUSSION, ITS SUBSIDIARIES AND OTHER AFFILIATES) ENGAGES IN A BROAD SPECTRUM OF ACTIVITIES, INCLUDING FINANCIAL ADVISORY SERVICES, ASSET MANAGEMENT ACTIVITIES, SPONSORING AND MANAGING PRIVATE INVESTMENT FUNDS, ENGAGING IN BROKERDEALER TRANSACTIONS, AND OTHER ACTIVITIES. IN THE ORDINARY COURSE OF BUSINESS, CITIGROUP ENGAGES IN ACTIVITIES IN WHICH CITIGROUP'S INTERESTS OR THE INTEREST OF ITS CLIENTS MAY CONFLICT WITH THE INTEREST OF THE PORTFOLIO OR A SERIES OR THE INVESTORS. SPECIFIC EXAMPLES OF SUCH CONFLICTS INCLUDE, BUT ARE NOT LIMITED TO: COMPETITION WITH OTHER CITIGROUP AFFILIATES AND CITIGROUP SPONSORED FUNDS FOR INVESTMENT OPPORTUNITIES, THE FACT THAT CITIGROUP MAY RECEIVE COMPENSATION FOR PERFORMING OTHER FINANCIAL SERVICES FOR THE UNDERLYING INVESTMENT FUNDS AND RELATED PARTIES, CITIGROUP'S EXISTING AND POTENTIAL CLIENT RELATIONSHIPS WITH A SIGNIFICANT NUMBER OF SPONSORS AND MANAGERS OF INVESTMENT FUNDS, CORPORATIONS AND INSTITUTIONS, AND THE FACT THAT CITIGROUP MAY STRUCTURE ITS PRODUCTS AND INVESTMENTS IN A MANNER THAT BENEFITS CERTAIN INVESTORS MORE THAN OTHERS. INVESTORS SHOULD CONSULT THE PROSPECTUS FOR A MORE DETAILED DESCRIPTION OF ACTUAL AND POTENTIAL CONFLICTS. THERE ALSO MAY BE ADDITIONAL CONFLICTS AND NO ASSURANCE CAN BE GIVEN THAT SUCH CONFLICTS OF INTEREST WILL BE RESOLVED IN FAVOR OF THE PORTFOLIO OR A SERIES OR THE INVESTORS. IN ACQUIRING SHARES, AN INVESTOR WILL BE DEEMED TO HAVE ACKNOWLEDGED THE EXISTENCE OF POTENTIAL CONFLICTS OF INTEREST RELATING TO CITIGROUP AND TO THE COMPANY'S OR SERIES' OPERATING IN THE FACE OF THOSE CONFLICTS.

NON-CONFIDENTIALITY. AN INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE PORTFOLIO AND THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

U.S. TAX-REPORTING. INVESTORS WHO ARE REQUIRED TO FILE A U.S. FEDERAL TAX RETURN MAY BE REQUIRED TO FILE AN ADDITIONAL FORM WITH THEIR RETURN AND A COPY WITH THE INTERNAL REVENUE SERVICE.

THE PERFORMANCE INFORMATION AND INVESTMENT OPPORTUNITIES CONTAINED HEREIN ARE FOR INFORMATIONAL PURPOSES AND ARE NOT TO BE CONSTRUED AS INDICATIVE OF THE FUTURE PERFORMANCE OR INVESTMENT STRATEGY OF CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

CITIGROUP ALTERNATIVE INVESTMENTS LLC IS RELYING ON COMMODITY FUTURES TRADING COMMISSION RULE 4.5 WITH RESPECT TO ITS OPERATION OF THE INVESTMENT PROGRAM OF CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISOR HEDGE FUND PORTFOLIOS LLC AND, ACCORDINGLY, IS NOT SUBJECT TO REGISTRATION OR REGULATION AS A COMMODITY POOL OPERATOR WITH RESPECT TO ITS OPERATION OF SUCH INVESTMENT PROGRAM.

THE SHARES ARE OFFERED TO POTENTIAL INVESTORS ON THE BASIS OF THE INFORMATION IN THE PROSPECTUS. NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS OR PROVIDE ANY INFORMATION RELATING TO THE SHARES WHICH ARE INCONSISTENT WITH OR NOT OTHERWISE CONTAINED IN THE PROSPECTUS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. REAL RESULTS MAY VARY. INVESTORS CANNOT INVEST IN AN INDEX.




CITI ALTERNATIVE INVESTMENTS                                         [CITI LOGO)

[LOGO OMITTED]
KPMG

                          345 Park Avenue
                          New York, NY 10154


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


The Board of Directors and Members
Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC

We have audited the accompanying statement of assets and liabilities of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the Company), including the schedule of investments, as of March 3 1, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 3 1, 2008, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC as of March 3 1, 2008, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

May 29,2008

KPMG LLP a US limited liability partnership, is a member of KPMG International, a Swiss association.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2008

--------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents                                                       $  60,237,991
Investments in Investment Funds, at fair value (Cost: $507,602,547)               561,975,169
Receivable from Investment Funds                                                   43,401,073
Prepaid professional fees                                                             478,341
Other assets                                                                          219,279
                                                                                -------------
          TOTAL ASSETS                                                            666,311,853
                                                                                -------------
LIABILITIES

Contributions received in advance                                                  58,567,458
Loan payable                                                                       25,400,000
Redemptions payable                                                                 8,012,634
Management fee payable                                                              1,435,575
Interest payable                                                                      361,137
Accounts payable and other accrued expenses                                           825,363
                                                                                -------------
          TOTAL LIABILITIES                                                        94,602,167
                                                                                -------------
                    MEMBER'S CAPITAL (469,978.204 SHARES OUTSTANDING)           $ 571,709,686
                                                                                =============
          NET ASSET VALUE PER SHARE                                                $ 1,216.46
                                                                                =============
COMPOSITION OF MEMBERS' CAPITAL
    Paid-in Capital                                                             $ 550,145,444
    Accumulated net investment loss                                                (7,181,746)
    Over distribution of net realized gain on investment transactions             (25,626,634)
    Accumulated net unrealized appreciation on investments                         54,372,622
                                                                                -------------
       Members' Capital                                                         $ 571,709,686
                                                                                =============

    The accompanying notes are integral part of these financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2008

--------------------------------------------------------------------------------

                                                                                     COST           FAIR VALUE      % OF MEMBERS'
                                                                                                                       CAPITAL
INVESTMENTS IN INVESTMENT FUNDS
         DIRECTIONAL EQUITY
              Artha Emerging Markets Fund LTD - b                                $ 12,700,000      $ 15,218,038          2.66%
              Frontpoint Onshore Healthcare Fund 2X LP - b                         10,000,000        11,036,587          1.93
              Horseman Global Fund LTD Class B USD - a                              5,000,000         5,278,240          0.92
              Passport II LP - b **                                                         -        25,245,385          4.42
              Prism Partners QP LP - a                                              5,750,000         1,912,572          0.34
              Sprott Offshore Fund II LTD Class B - a                              17,500,000        19,362,945          3.39
              Torrey Pines Fund LLC - b                                             6,000,000         8,137,610          1.42
                                                                                -------------      ------------       -------
                 Total Directional Equity                                          56,950,000        86,191,377         15.08
                                                                                -------------      ------------       -------
         DIRECTIONAL MACRO
              Drawbridge Global Macro Fund Ltd Class H - b                          5,876,072         6,652,119          1.17
              Drawbridge Global Macro Fund Ltd Side Pocket 5  - f                      23,145            22,762          0.00*
              Drawbridge Global Macro Fund Ltd Side Pocket 6  - f                      13,556            12,597          0.00*
              Drawbridge Global Macro Fund Ltd Side Pocket 4  - f                      81,867            77,567          0.01
              Drawbridge Global Macro Fund Ltd Side Pocket 7  - f                       5,360             5,360          0.00*
                                                                                -------------      ------------       -------
                 Total Directional Macro                                            6,000,000         6,770,405          1.18
                                                                                -------------      ------------       -------
         RELATIVE VALUE
              AB2 Fund - a                                                         47,500,000        55,640,247          9.73
              Bennelong Asia Pacific Multi Strategies EQ Fund Class F USD - a      11,000,000        12,503,921          2.19
              Criterion Institutional Partners LP - b                              11,000,000        10,715,862          1.88
              Dundonald Fund I LP - b                                              33,500,000        35,386,680          6.19
              Fore Convertible Offshore Fund LTD Class F - b                       17,500,000        17,272,500          3.02
              Stratus Fund Ltd Double Leverage Class C - a                          3,300,000         5,727,959          1.00
              Stratus Feeder Fund LTD Class C Double Leverage - a                   4,802,140         4,915,374          0.86
              Stratus Fund LTD Double Lev Class C Side Pocket - f                     408,301           408,198          0.07
              Structured Service Holdings LP - a                                   17,358,508        22,790,834          3.99
              Structured Service Holdings LTD - a                                  36,500,000        35,694,240          6.24
              Tiger Asia Overseas Fund LTD Class B Offshore Fund - b               10,000,000        11,266,699          1.97
                                                                                -------------      ------------       -------
                 Total Relative Value                                             192,868,949       212,322,514         37.14
                                                                                -------------      ------------       -------
         EVENT DRIVEN
              Ashmore Asian Recovery Fund Limited - b                              14,000,000        15,123,233          2.65
              Carrington Investment Partners ( US ) LP - b                         11,200,000        12,406,520          2.17
              Cevian Capital II LTD USD - d                                        23,266,434        20,188,073          3.53
              CPIM Structured Credit Fund 1000 INC - b                              8,000,000         4,425,842          0.77
              CPIM Structured Credit Fund 1500 INC - c                              6,225,321         3,366,558          0.59
              Harbinger Capital Partners Offshore Fund I, LTD - b                  29,500,000        33,353,908          5.83
              Icahn Fund Ltd Class B - c                                           16,500,000        16,488,621          2.89
              Lincoln Vale European Partners (US) Fund LP - c                       5,000,000         4,841,089          0.85
              Marathon Special Oppportunity Ltd Class E - c                        10,000,000        10,368,394          1.81
              Marathon Structured Finance Fund Ltd Class B . - d                   20,700,000        19,147,384          3.35
              Marathon Distressed Subprime Fund (Cayman) LTD Class A - b            5,000,000         4,769,090          0.83
              New Amsterdam European Credit Fund Class A - a                        1,249,738           587,283          0.10
              Pardus Special Opportunities Fund I, Ltd - b                         15,000,000         9,188,923          1.61
              Paulson Advantage Plus LP - b                                        41,500,000        55,236,032          9.66
              Stark Investments Structured Finance Onshore Fund - e                 9,442,105        10,276,853          1.80
              Third Point Partners Qualified, LP - b                               14,300,000        16,362,807          2.86
              Trian Partners Ltd - d                                               20,900,000        20,560,263          3.60
                                                                                -------------      ------------       -------
                 Total Event Driven                                               251,783,598       256,690,873         44.90
                                                                                -------------      ------------       -------
TOTAL INVESTMENTS IN INVESTMENT FUNDS                                             507,602,547       561,975,169         98.30

OTHER ASSETS, LESS LIABILITIES                                                                        9,734,517          1.70
                                                                                                   ------------       -------
MEMBERS' CAPITAL                                                                                   $571,709,686        100.00%
                                                                                                   ============       =======

Note: Investments in underlying Investment Funds are categorized by investment strategy.

*   Due to rounding
** Refer to Section 2.b of the accompanying notes a - Redemptions permitted monthly b - Redemptions permitted quarterly c - Redemptions permitted semi annually d - Redemptions permitted annually e - Redemptions permitted anytime f - Reimbursed only when underlying investment is realized or converted to regular interest in Investment Fund


    The accompanying notes are integral part of these financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 2008

--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest income                                                                   $   136,418
      Other income                                                                           20,508
                                                                                        -----------
            TOTAL INVESTMENT INCOME                                                         156,926
                                                                                        -----------
EXPENSES
      Management fees                                                                     6,506,625
      Commitment penalty and fee                                                          2,151,669
      Professional fees                                                                   1,382,865
      Loan interest                                                                       1,081,862
      Accounting fees                                                                       824,464
      Redemption fees                                                                       265,264
      Directors' fees and expenses                                                           45,750
      Marketing fees                                                                         11,642
      Custodian fees                                                                         49,687
      Miscellaneous expenses                                                                183,436
                                                                                        -----------
            TOTAL EXPENSES                                                               12,503,264
                                                                                        -----------
            NET INVESTMENT LOSS                                                         (12,346,338)
                                                                                        -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN INVESTMENT FUNDS:

      Net realized gain on sale of investments in Investment Funds                       22,217,947
      Net change in unrealized appreciation on investments in Investment Funds           18,264,850
                                                                                        -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN INVESTMENT FUNDS          40,482,797
                                                                                        -----------
NET INCREASE IN MEMBERS' CAPITAL FROM OPERATIONS                                        $28,136,459
                                                                                        ===========


    The accompanying notes are integral part of these financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                    STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
                   FOR THE YEARS ENDED MARCH 31, 2008 AND 2007

--------------------------------------------------------------------------------

                                                                                    MARCH 31, 2008         MARCH 31, 2007
OPERATIONS
      Net investment loss                                                          $ (12,346,338)           $ (5,858,257)
      Net realized gain on sale of investments in Investment Funds                    22,217,947              20,969,160
      Net change in unrealized appreciation on investments in Investment Funds        18,264,850               3,754,836
                                                                                    ------------            ------------
         NET INCREASE IN MEMBERS' CAPITAL
         FROM OPERATIONS                                                              28,136,459              18,865,739

DISTRIBUTIONS TO SHAREHOLDERS

      Distributions from net investment income                                                 -              (9,373,711)
      Distributions from net realized gain                                           (32,217,900)            (13,273,574)
                                                                                    ------------            ------------
         DECREASE IN MEMBERS' CAPITAL
         FROM DISTRIBUTIONS TO SHAREHOLDERS                                          (32,217,900)            (22,647,285)

MEMBERS' CAPITAL TRANSACTIONS

      Capital contributions                                                          273,955,009              87,687,853
      Acquisition of Series M                                                                  -              60,906,789
      Reinvestment of distributions                                                   30,867,813              21,912,780
      Capital withdrawals                                                            (56,242,519)            (27,631,412)
                                                                                    ------------            ------------
         INCREASE IN MEMBERS' CAPITAL
         FROM CAPITAL TRANSACTIONS                                                   248,580,303             142,876,010

         MEMBERS' CAPITAL AT BEGINNING OF YEAR                                       327,210,824             188,116,360
                                                                                    ------------            ------------
         MEMBERS' CAPITAL AT END OF YEAR (469,978.204 AND 270,972.304
         SHARES OUTSTANDING AT MARCH 31, 2008 AND 2007, RESPECTIVELY)               $571,709,686            $327,210,824
                                                                                    ============            ============

    The accompanying notes are integral part of these financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                             STATEMENT OF CASH FLOWS
                            YEAR ENDED MARCH 31, 2008

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital from operations                                    $ 28,136,459
Adjustments to reconcile net increase in Members' Capital
from operations to net cash used in operating activities:
      Purchases of investments in Investment Funds                                  (329,600,803)
      Proceeds from disposition of investments in Investment Funds                   132,370,411
      Net realized gain on sale of investments in Investment Funds                   (22,217,947)
      Change in net unrealized appreciation on investments in Investment Funds       (18,264,850)
      Changesein operatingnassets and liabilities:
         Decrease in prepaid subscriptions to investment funds                        10,000,000
         Increase in receivable from investment funds                                (12,031,374)
         Increase in prepaid professional fees                                          (302,582)
         Increase in other assets                                                       (116,865)
         Increase in management fee payable                                              578,731
         Decrease in interest payable                                                   (323,688)
         Increase in accounts payable and other accrued expenses                         228,243
                                                                                   -------------
         NET CASH USED IN OPERATING ACTIVITIES                                      (211,544,265)

CASH FLOWS FROM FINANCING ACTIVITIES
      Capital contributions                                                          322,313,462
      Distributions paid in cash                                                      (1,350,087)
      Payments for shares redeemed                                                   (60,305,287)
      Proceeds from loan payable                                                     127,000,000
      Payments for loan payable                                                     (117,900,000)
                                                                                   -------------

         NET CASH PROVIDED BY FINANCING ACTIVITIES                                   269,758,088

         NET INCREASE IN CASH AND CASH EQUIVALENTS                                    58,213,823

         Cash and cash equivalents at beginning of year                                2,024,168
                                                                                   -------------

         Cash and cash equivalents at end of year                                  $  60,237,991
                                                                                   =============

Supplemental non-cash information:

      Increase in contributions received in advance                                $  48,358,453
      Decrease in redemptions payable                                                 (4,062,768)

Supplemental cash flow information:

      Interest paid during the year                                                $   1,405,550


    The accompanying notes are integral part of these financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
    CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
                              FINANCIAL HIGHLIGHTS


                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                      MARCH 31, 2008  MARCH 31, 2007  MARCH 31, 2006  MARCH 31, 2005  MARCH 31, 2004
                                                      --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD:                  $   1,207.54    $   1,241.60    $   1,115.09   $   1,099.37     $     995.86
                                                       ============    ============    ============   ============     ============
      INCOME FROM INVESTMENT OPERATIONS*:
      Net investment loss                                    (34.29)         (28.26)         (26.88)        (32.25)          (36.19)
      Net realized and unrealized gain on investments        133.84          108.05          153.39          47.97           139.70
                                                       ------------    ------------    ------------   ------------     ------------
           TOTAL FROM INVESTMENT OPERATIONS                   99.55           79.79          126.51          15.72           103.51
      Distributions from net investment income                    -          (47.12)              -              -                -
      Distributionsnfrom net realized gain                   (90.63)         (66.73)              -              -                -
                                                       ------------    ------------    ------------   ------------     ------------
NET ASSET VALUE, END OF PERIOD:                        $   1,216.46    $   1,207.54    $   1,241.60   $   1,115.09     $   1,099.37
                                                       ============    ============    ============   ============     ============
TOTAL RETURN                                                  8.24%           6.43%          11.35%          1.43%           10.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                              $571,709,686    $327,210,824    $188,116,360   $205,082,664     $103,278,282
                                                       ============    ============    ============   ============     ============
Portfolio turnover                                           30.05%          69.45%          57.90%         25.24%           21.29%
Ratio of expenses to average net assets                     2.90%**           2.51%           2.60%          3.06%            3.43%
Ratio of net investment loss to average net assets           (2.87%)**       (2.37%)         (2.35%)        (2.95%)          (3.40%)

* Per share data for income from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.
** As noted in Note 10 of the accompanying notes, the ratios above include a one time penalty of $2,151,669. Had the Fund not incurred this fee, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.40% and (2.37)%, respectively.

      THE ABOVE RATIOS MAY VARY FOR INDIVIDUAL INVESTORS BASED ON THE TIMING OF CAPITAL TRANSACTIONS DURING THE PERIOD.

    The accompanying notes are integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008
--------------------------------------------------------------------------------

     1.   ORGANIZATION

          Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company" "Fund" or "Series G") was organized as a Delaware
          Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 ("1933 Act").

          The   investment   objective  of  Series  G  is  to  achieve   capital
          appreciation principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as "alternative" strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of Series G can be described as a fund of hedge funds.

          Shares of Series G are sold to eligible investors (referred to as "Members"). The minimum initial investment in Series G from each Member is $25,000 (and was $50,000 from January 1, 2003 to November 1,
          2003); the minimum additional investment is $10,000.

          Citigroup Alternative Investments LLC ("CAI" or the "Adviser"), a Delaware limited liability company and an indirect, wholly owned subsidiary of Citigroup Inc., serves as Series G's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of Series G's assets to various Investment Funds. Under Series G's governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of Series G to the Board of Directors.

     2.   SIGNIFICANT ACCOUNTING POLICIES

          Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Series G values these investments at fair value based on financial data supplied by the Investment Funds.

          A.   PORTFOLIO VALUATION

          The net asset value of Series G is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

          Series G's investments in Investment Funds are carried at fair value as determined by Series G's pro-rata interest in the net assets of each Investment Fund.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------

          All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds' managers as required by the Investment Funds' agreements. Each Investment Manager to which the Adviser allocates assets will charge Series G, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually.

          The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as "special situation" (often called "Side-Pocket") investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund's illiquid assets in exchange for cash.

          As a general matter, the fair value of Series G's investment in an Investment Fund represents the amount that Series G can reasonably expect to receive from an Investment Fund if Series G's investment were redeemed at the time of valuation, based on information available at the time. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Member's intent to redeem its interest, and may, depending on the Investment Funds' governing agreements, deny or delay a redemption request. Series G does not factor into its valuation a liquidity discount on any Investment Funds held. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

          In September 2006, the Financial  Accounting  Standards Board ("FASB")
          released Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Adviser does not believe the adoption of FAS 157 will materially impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in Members' Capital for the period.

          B.   INCOME RECOGNITION AND EXPENSES

          Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation on investments on the Statement of Operations.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------

          The Company records realized gain or loss on its investment in Investment Funds only to the extent that cost of such investment as well as any Side Pocket has been fully recovered through previous redemptions from investment in Investment Funds.

          Series G bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for Series G's account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

          Costs incurred in connection with the initial offering were deferred and amortized over the first twelve months of operations; costs incurred in connection with Series G's subsequent registration under the 1933 Act have been deferred and were amortized over the twelve months commencing after the effective date of such registration statement.

          C.   INCOME TAXES

          Series G operated as a partnership from inception through September 30, 2005. As of October 1, 2005, Series G became a corporation that is taxed as a regulated investment company.

          It is Series G's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (RIC) and distribute substantially all of its taxable net investment income and capital gains, if any, to shareholders each year. Therefore, no federal income or excise tax provision is typically required for Series G's financial statements. While Series G intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, Series G will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

          During the current year, the Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's financial statements to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. The Adviser has concluded the adoption of FIN 48 had no impact on the operations of the Fund for the year ended March 31, 2008 and that no provision for income tax is required in the Fund's financial statements.

          The Fund's federal and state income and federal excise tax returns for which the applicable statute of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------

          D.   CASH AND CASH EQUIVALENTS

          Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value.

          E.   USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing Series G's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     3.   NEW ACCOUNTING PRONOUNCEMENTS

          In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The adoption of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, the Company has not yet adopted FAS 161 and is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

     4.   MANAGEMENT FEE,  ADMINISTRATIVE  FEE,  RELATED PARTY  TRANSACTIONS AND
          OTHER

          The Adviser provides certain management and administrative services to Series G. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, Series G will pay the Adviser a monthly management fee based on end of month Members' capital. The Adviser will pay a portion of the fee to its affiliates.

          Effective August 1, 2005, the Board of Directors approved a reduction in the management fee to 1.5% of net assets annually (from 2.25% annually).

          In addition, the Adviser allocated certain marketing fees of $11,642 to Series G during the year ended March 31, 2008.

          Placement agents may be retained by the Company to assist in the placement of Fund Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose shares the agent places. The specific amount of the placement fee paid with respect to a Member is generally dependent on the size of the investment in Series G.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------

          Citigroup Global Markets, Inc. ("CGM"), an affiliate of CAI and a wholly owned subsidiary of Citigroup, Inc. serves as a placement agent of the Series G Shares. For the year ended March 31, 2008, the Company paid $2,530,018 in placement fees to CGM on Series G Shares. Such fees are deducted from an investor's gross contribution amount.

          The Company has entered into agreements with third parties to act as additional placement agents for Series G Shares. Placement fees may range from 0 to 3%. In addition, the Adviser, and/or its affiliates, will pay the placement agents an annual fee, payable monthly in arrears. The fee shall be paid from the Adviser's own resources (or those of its affiliates).

          Prior to October 1, 2005 Series G paid CAI a monthly fee of 0.025% (0.30% on an annualized basis) for administration based primarily upon average net assets, subject to a minimum monthly fee, and reimbursed certain expenses. CAI, as Administrator, retained PFPC Inc. ("PFPC"), an independent third party and wholly-owned subsidiary of The PNC Financial Services Group, to assist in the performance of its administrative duties. On October 1, 2005 a restructuring of this arrangement took effect. Under the new arrangement CAI and PFPC have separate agreements with the Company and act as co-administrators to the Company. CAI, as co-administrator, no longer receives a monthly fee for their administrative services to the Company. PFPC continues to provide certain accounting, recordkeeping, tax and investor related services. Fees for their services are charged directly to the Company.

          Effective January 1, 2008, each Director who is not an "interested person" of the Company, as defined by the 1940 Act, receives an annual retainer of $20,000 plus a Board of Directors meeting fee of $1,000 and a telephone meeting fee of $500. The Chairman of the Audit Committee receives an additional fee of $3,000 per year. Any Director who is an "interested person" does not receive any annual or other fee from the Company. All Directors are reimbursed for all reasonable out of pocket expenses. Total amounts expensed related to Directors by Series G for the year ended March 31, 2008 were $45,750.

          PFPC Trust Company (an affiliate of PFPC) serves as custodian of Series G's assets and provides custodial services for Series G. Fees payable to the custodian and reimbursement for certain expenses are paid by Series G. Total amounts expensed related to custodian fees by Series G for the year ended March 31, 2008 were $49,687.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------

     5.   SECURITIES TRANSACTIONS

          The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2008, net unrealized appreciation, gross unrealized appreciation, and gross unrealized depreciation as of March 31, 2008.

          Cost of purchases                                   $   329,600,803
                                                              ---------------
          Proceeds from sales                                 $   132,370,411
                                                              ---------------
          Gross unrealized appreciation                       $    77,811,560
          Gross unrealized depreciation                            23,438,938
                                                              ---------------
          Net unrealized appreciation                         $    54,372,622
                                                              ---------------

     6.   CONTRIBUTIONS, REDEMPTIONS, AND ALLOCATION OF INCOME

          Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. CAI has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for shares in Series G. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause Series G to repurchase shares from Members pursuant to written tenders by Members on such terms and conditions as it may determine. CAI expects that it typically will recommend to the Board of Directors that the Company offer to repurchase shares from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

          Transactions in shares were as follows the years ended March 31, 2008 and 2007:

                                                              March 31, 2008       March 31, 2007
                                                            ------------------    ----------------
          Shares outstanding, beginning of year                270,972.304         151,511.015
          Shares purchased                                     219,390.921          71,636.095
          Shares issued to Series M shareholders                   -                52,023.277
          Shares issued for reinvestment of distributions       24,801.593          18,710.206
          Shares redeemed                                      (45,186.614)        (22,908.289)
                                                              ------------        ------------
          Shares outstanding, end of year                      469,978.204         270,972.304
                                                              ============        ============


     7.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

          In the normal course of business, the Investment Funds in which Series G invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. Series G's risk of loss in these investment funds is limited to the value of it's investment in such funds.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------


     8.   INCOME TAX INFORMATION

          The tax components of capital shown in the table below represent distribution requirements Series G must satisfy under the income tax regulations, losses Series G may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

            Undistributed     Undistributed long-     Accumulated loss      Net Unrealized
           ordinary income    term capital gain        carry forward         Appreciation
          -----------------  ---------------------  -------------------   ------------------
             $5,635,118          $11,500,953               $  --              $4,428,171

          The primary difference between the book and tax appreciation or depreciation of Investment Funds is attributable to adjustments to the tax basis of Investment Funds based on allocation of income and distributions from Investment Funds and the tax realization of financial statement unrealized gain or loss. In addition, the cost of Investment Funds for Federal income tax purposes is adjusted for items of taxable income allocated Series G from the Investment Funds. The allocated taxable income is reported to Series G by each Investment Fund on Schedule K-1. The aggregate cost on Investment Funds for federal income tax purposes is therefore calculated and presented annually as of March 31. The aggregate cost on Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes is noted below.

          Federal tax cost of Investment Funds                 $ 557,546,998
                                                               =============

          Gross unrealized appreciation                          $ 4,428,171
          Gross unrealized depreciation                                   --
                                                               -------------
          Net unrealized appreciation                          $   4,428,171
                                                               =============

          Net investment income (loss) and net realized gain (loss) differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by Series G.

          Accordingly, the following amounts have been reclassified for March 31, 2008, and are primarily due to the different book to tax treatment for the distributive share of partnership items, different book to tax treatment for gains realized on the sale of investment funds classified as passive foreign investment companies and the commitment penalty and fee described in Note 10.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2008 (CONTINUED)
--------------------------------------------------------------------------------



        Net assets of Series G were unaffected by the reclassifications.

              Accumulated net                Over distribution of net realized
          investment income (loss)                gain on investments                Paid-in capital
        -------------------------------    ------------------------------------  -----------------------
                 $8,625,140                                  $8,150,242               ($16,775,382)

          For the year ended March 31, 2008, the tax character of distributions paid by Series G was $5,892,742 ordinary income and $26,325,158 long-term capital gains. For the year ended March 31, 2007, the tax character of distributions paid by Series G was $15,274,461 ordinary income and $7,372,824 of long term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

     9.   LOAN PAYABLE

          On December 27, 2006, Series G entered into a Credit and Security Agreement with an unaffiliated bank for a $125,000,000 revolving credit facility (the "Credit Facility"). The Credit Facility will be used in connection with investment activities, for cash management purposes, to fund the repurchase of shares or for temporary or emergency purposes as permitted under the Offering Memorandum. The Credit Facility is secured by Series G's assets. At March 31, 2008, the outstanding borrowing from the Credit Facility amounted to $25,400,000, bearing interest at a rate of 5.25% less a discount percentage per annum. Interest expense on the outstanding borrowing for the year ended March 31, 2008 was $1,081,862, with $361,137 payable at March 31, 2008.

     10.  COMMITMENT PENALTY AND FEE

          During the year ended March 31, 2008, management of the Company did not fulfill a capital commitment related to one of its underlying investments. Instead, the Company paid a penalty based on 15% of the committed amount plus interest amounting to $2,151,669 as allowed by the Private Placement Memorandum of the underlying Investment Fund. The payment of this fee released the Company from any further liability for its uncommitted amount and is recorded as an operating expense in the Statement of Operations.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund hereby designates $26,325,158 of capital gain dividends paid on January 22, 2008 as long term capital gain dividends.

For individual shareholders, 19.96% of the ordinary income dividends paid during the year ended March 31, 2008 have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 7.45% of the ordinary income dividends paid during the year ended March 31, 2008 have been designated as being eligible for the dividends received deduction.

For non-U.S. shareholders, 100% of the ordinary income dividends paid during the year ended March 31, 2008 have been designated as short-term capital gain dividends under the American Jobs Creation Act of 2004. This provision expires for Fund fiscal years beginning after March 31, 2008.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The Company's officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser, their subsidiaries or Citigroup. The other Directors are not affiliated with the Adviser, their subsidiaries or Citigroup and are not "interested persons" as defined under
Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Directors and officers of the Company also may be directors and officers of other investment companies managed, advised, administered or distributed by Citigroup or its subsidiaries. A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the Limited Liability Company Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

     Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser or its affiliates. The address for each Director and officer in his or her capacity as such is 731 Lexington Avenue, 25th Floor, New York, New York 10022.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
--------------------------------------------------------------------------------

                                                     INDEPENDENT DIRECTORS
                                                    (INFORMATION UNAUDITED)



                   POSITION(S) HELD        TERM OF OFFICE*         PRINCIPAL         NUMBER OF PORTFOLIOS         OTHER
    NAME                WITH                AND LENGTH OF    OCCUPATION(S) DURING      IN FUND COMPLEX        DIRECTORSHIPS
   AND AGE           THE COMPANY             TIME SERVED         PAST 5 YEARS        OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Charles Hurty         Director              November 2002     Business Consultant    One                     GMAM Absolute
(born 1943)                                 to present        since October 2001;                            Return Strategies
                                                              prior thereto,                                 Fund, LLC; CSFB
                                                              partner with                                   Alternative
                                                              accounting firm of                             Capital
                                                              KPMG, LLP.                                     Registered Funds
                                                                                                             (6 portfolios);
                                                                                                             iShares Trust and
                                                                                                             iShares, Inc.
                                                                                                             (151 portfolios)

Steven Krull          Director              November 2002     Professor of Finance   One                     Cadogan
(born 1957)                                 to present        at Hofstra                                     Opportunistic
                                                              University; Business                           Alternatives
                                                              Consultant.                                    Fund, LLC

Josh Weinreich        Director              November 2006     Bankers Trust/         One                     Smart Pros Inc. -
(born 1960)                                 to present        Deutsche Bank (1985                            Board of
                                                              - 2004) Head of                                Directors;
                                                              Corporate Capital                              Cornell
                                                              Markets (US)                                   University
                                                              CIO Global Private                             Endowment Hedge
                                                              Bank Deputy Head and Head                      Fund Subcommittee
                                                              of Global Private
                                                              Bank CEO Asset
                                                              Management US
                                                              Global Head of Hedge
                                                              Funds

*    Term of office of each officer is indefinite.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
--------------------------------------------------------------------------------


                                                     INDEPENDENT DIRECTORS
                                                    (INFORMATION UNAUDITED)

                   POSITION(S) HELD        TERM OF OFFICE*         PRINCIPAL             NUMBER OF PORTFOLIOS         OTHER
    NAME                WITH                AND LENGTH OF    OCCUPATION(S) DURING          IN FUND COMPLEX        DIRECTORSHIPS
   AND AGE           THE COMPANY             TIME SERVED         PAST 5 YEARS            OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Raymond Nolte         President and         September 2005    CEO, Fund of Hedge Funds          One                    None
(born 1961)           Director (Chair)      to present        Group; Portfolio Manager
                                                              to  Series G since
                                                              September  2005;  Global
                                                              Head and Chief
                                                              Investment Officer,
                                                              Deutsche Bank ARS Fund
                                                              of Funds business
                                                              (1996-April 2005).

* Term of office of each officer is indefinite.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
--------------------------------------------------------------------------------


                                                         OFFICERS
                                                 (INFORMATION UNAUDITED)

                                  POSITION(S) HELD WITH       TERM OF OFFICE* AND            PRINCIPAL OCCUPATION(S)
        NAME AND AGE              COMPANY                     LENGTH OF TIME SERVED          DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Raymond Nolte                    President                September 2005 to present     See table for "Interested Director" above.
(born 1961)                      and Director

Jennifer Magro                   Vice                     December 2006 to present      Managing Director, Citigroup Alternative
(born 1971)                      President                                              Investments LLC (2006-present); Director,
                                                                                        Citigroup Alternative Investments LLC
                                                                                        (2000-2005)

Trudi  Gilligan                  Chief                    December 2004 to present      Director and Associate General Counsel,
(born 1967)                      Compliance                                             Citigroup Alternative Investments LLC (since
                                 Officer                                                2004); Vice President and Associate General
                                                                                        Counsel, Citigroup Alternative Investments
                                                                                        LLC (2000-2004); Associate, law firm of
                                                                                        Battle Fowler LLP. (1996-2000)

Amy M. Olsen                     Treasurer                December 2006 to present      Vice President, Citigroup Alternative
(born 1975)                                                                             Investments LLC (2005-present)
                                                                                        Associate, Amaranth Advisors LLC (2004)
                                                                                        Assistant Vice President, Citigroup
                                                                                        Alternative Investments LLC (2001-2004)

Christopher Hutt                 Secretary                March 2008 to present         Vice President, Citigroup Alternative
(born 1970)                                                                             Investments LLC (2004-present)
                                                                                        Assistant Vice President, JPMorgan Chase &
                                                                                        Co., Network Client Consulting (2000-2003)

Brahm Pillai                     Assistant                March 2008 to present         Assistant Vice President, Citigroup
(born 1979)                      Secretary                                              Alternative Investments LLC
                                                                                        (2007-present); Associate, Citigroup
                                                                                        Alternative Investments LLC (2005-2006)

--------------------
* Term of office of each officer is indefinite.


     Other than as described above, since January 1, 2002, none of the Independent Directors who is a director of another investment company whose adviser and principal underwriter is Citigroup Alternative Investments LLC has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser. None of the Directors currently owns shares of Series G, nor do they own equity securities issued by other investment companies in the Fund Complex.

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There has been an amendment, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The office of Treasurer effective December 2006 is being held by Amy Olsen.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,550 for 2007 and $95,500 for 2008.

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $0 for 2007 and $0 for 2008.

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $205,300 for 2007 and $141,000 for 2008. This fee relates to the preparation of the registrant's tax return and for the investors' K-1.

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $4,500 for 2007 and $4,500 for 2008. This fee relates to the auditors N-2 fee filing.

 (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund's investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund's operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

 (e)(2)  The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) 100%

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                        CITIGROUP ALTERNATIVE INVESTMENTS
                    MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

                             Proxy Voting Procedures
                             -----------------------

Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Fund"), a "series" investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), has adopted these proxy voting procedures (the "Procedures") in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act").


DELEGATION OF PROXY VOTING. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, Citigroup Alternative Investments LLC ("CAI"), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between CAI and its clients ("Adviser Procedures"), which have been reviewed and approved by the Board of Directors of the Fund and are attached hereto.

ANNUAL REVIEW. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

FORM N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund's complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: BY AUGUST 31, 2008, THE FUND WILL BE REQUIRED TO FILE FORM N-PX FOR THE PERIOD JULY 1, 2007 TO JUNE 30, 2008.

DISCLOSURE OF PROXY PROCEDURES. Commencing in 2003, the Fund will ensure that a description of its (and CAI's) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE:  REQUIRED WITH THE NEXT SUCH DOCUMENT FILED WITH THE SEC.

AVAILABILITY OF PROXY VOTING PROCEDURES AND VOTING RECORD. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or CAI website or upon request by calling a toll-free or collect telephone number.

NOTE: REQUIRED WITH THE NEXT SUCH DOCUMENT FILED WITH THE SEC ON OR AFTER AUGUST 31, 2008.

Adopted:  September 18, 2003


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         Raymond Nolte is currently the sole portfolio manager of the registrant's portfolio and as such has primary responsibility for the day-to-day management of the Company. In that capacity he receives significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte's professional background is described above in the table below.


--------------------------------- ------------------------------ ------------------------------- ------------------------------
          NAME AND AGE                 POSITION(S) HELD WITH      TERM OF OFFICE* AND LENGTH OF      PRINCIPAL OCCUPATION(S)
                                              COMPANY                     TIME SERVED               DURING THE PAST 5 YEARS
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Raymond Nolte                     Portfolio Manager, Director,   September 2005 to present       CEO, Fund of Hedge Funds
(born 1961)                       President                                                      Group; Portfolio Manager to
                                                                                                 the Company since September
                                                                                                 2005; Global Head and Chief
                                                                                                 Investment Officer, Deutsche
                                                                                                 Bank ARS Fund of Funds
                                                                                                 business (1996-April 2005)

--------------------------------- ------------------------------ ------------------------------- ------------------------------

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER - AS OF MARCH 31, 2008


         -----------------------------------------------------------------------------------------------------------
                                                                                       No. of          Total Assets
                                                                                      Accounts         in Accounts
             Name of                                                                   where              where
            Portfolio                                 Total                         Advisory Fee       Advisory Fee
            Manager or          Type of          No. of Accounts       Total        is Based on        is Based on
           Team Member          Accounts             Managed           Assets       Performance        Performance
         -----------------------------------------------------------------------------------------------------------
         Raymond Nolte        Registered                1           $574 million         n/a               n/a
                              Investment
                              Companies:
         -----------------------------------------------------------------------------------------------------------
         Raymond Nolte        Other Pooled             44           $4.4 billion          4           $758 million
                              Investment
                              Vehicles:
         -----------------------------------------------------------------------------------------------------------
         Raymond Nolte        Other Accounts:           2           $145 million         n/a               n/a
         -----------------------------------------------------------------------------------------------------------

         POTENTIAL CONFLICTS OF INTERESTS

         As shown in the table above, Mr. Nolte is responsible for managing other accounts ("Other Accounts") in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

         One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

         Mr. Nolte's management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

         The management of personal accounts by Mr. Nolte may give rise to potential conflicts of interest. While the Adviser's code of ethics will impose limits on the ability of Mr. Nolte to trade for his personal account, there is no assurance that the Adviser's code of ethics will eliminate such conflicts.

         Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser's management of the Fund's investments and such Other Accounts.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS - AS OF MARCH 31, 2008

         Mr. Nolte's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of Citigroup as a whole, that of CAI as a whole, and that of CAI's Global Fund of Funds business unit, for which Mr. Nolte serves as chief executive. The discretionary bonus is not linked to the performance of any specific benchmark or that of any CAI investment fund or account; nor are specific asset size targets considered.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP - AS OF MARCH 31, 2008

                                                     Dollar ($)
                                                   Range of Fund
                        Name of Portfolio              Shares
                            Manager or              Beneficially
                           Team Member                 Owned
                           -----------                 -----
                        Raymond Nolte                    $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)   Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)   Not applicable.

    (b)      Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Citigroup Alternative Investments Multi-Adviser Hedge
                           Fund Portfolios LLC
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Raymond Nolte
                         -------------------------------------------------------
                           Raymond Nolte, President
                           (principal executive officer)

Date         May 19, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Raymond Nolte
                         -------------------------------------------------------
                           Raymond Nolte, President
                           (principal executive officer)

Date         May 19, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Amy M. Olsen
                         -------------------------------------------------------
                           Amy M. Olsen, Treasurer
                           (principal financial officer)

Date         May 19, 2008
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.